EXHIBIT 10.1

amendment No. 1 to CREDIT AND SECURITY AGREEMENT

This AMENDMENT NO. 1 TO CREDIT AND SECURITY AGREEMENT (this “Agreement”) is made as of this 11th day of May, 2017, by and among Aptevo Therapeutics inc., a Delaware corporation (“Aptevo Therapeutics”), APTEVO BIOTHERAPEUTICS LLC, a Delaware limited liability company (“Aptevo BioTherapeutics”), APTEVO RESEARCH AND DEVELOPMENT LLC, a Delaware limited liability company (“Aptevo R&D”, and Aptevo R&D together with Aptevo Therapeutics and Aptevo BioTherapeutics, each individually, a “Borrower” and collectively, the “Borrowers”), MIDCAP FINANCIAL TRUST, a Delaware statutory trust, as Agent (in such capacity, together with its successors and assigns, “Agent”) and the other financial institutions or other entities from time to time parties to the Credit Agreement referenced below, each as a Lender.

RECITALS

A.Agent, Lenders and Borrowers have entered into that certain Credit and Security Agreement, dated as of August 4, 2016 (the “Original Credit Agreement” and as the same is amended hereby and as it may be further amended, modified, supplemented and restated from time to time, the “Credit Agreement”), pursuant to which the Lenders have agreed to make certain advances of money and to extend certain financial accommodations to Borrowers in the amounts and manner set forth in the Credit Agreement.

B.Pursuant to Section 6.2 of the Original Credit Agreement, Borrowers are required to maintain a minimum Net Commercial Product Revenue for each applicable Defined Period and Borrowers failed to comply with such requirement for the Defined Period ending March 31, 2017 which failure constitutes an Event of Default under Section 10.1(a)(ii) of the Credit Agreement (the “Specified Event of Default”).

C.Borrowers have requested, and Agent and Lenders have agreed, to waive, ab initio, the Specified Event of Default and to amend certain provisions of the Original Credit Agreement to, among other things, modify the conditions to the availability of Term Loan Tranche 2, grant a springing lien in the Borrower’s Intellectual Property, and amend the Net Commercial Product Revenue covenant, all in accordance with the terms and subject to the conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Agent, Lenders and Borrowers hereby agree as follows:

1.Recitals.  This Agreement shall constitute a Financing Document and the Recitals and each reference to the Credit Agreement, unless otherwise expressly noted, will be deemed to reference the Credit Agreement as amended hereby.  Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement (including those capitalized terms used in the Recitals hereto).

2.Limited Waiver.

(a)At the request of and as an accommodation to the Borrowers and subject to the satisfaction of the conditions to effectiveness set forth in Section 5 hereof, Agent and Required Lenders hereby waive, ab initio, the Specified Event of Default in accordance with the terms hereof.

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(b)The limited waiver set forth in this Section 2 is effective solely for the purposes set forth herein and shall be limited precisely as written and shall not, except as expressly provided herein, be deemed to (a) be a consent to any other amendment, waiver or modification of any term or condition of the Credit Agreement or of any other Financing Document; (b) prejudice any right that Agent or Lenders have or may have in the future under or in connection with the Credit Agreement or any other Financing Document (other than in respect of the Specified Event of Default); (c) constitute a consent to or waiver of any past, present or future Default or Event of Default (other than the Specified Event of Default) or other violation of any provisions of the Credit Agreement or any other Financing Documents; (d) create any obligation to forbear from taking any enforcement action, or to make any further extensions of credit (other than in respect of the Specified Event of Default); or (e) establish a custom or course of dealing among any of the Credit Parties, on the one hand, or Agent or any Lender, on the other hand.

3.Amendments to Original Credit Agreement.  Subject to the satisfaction of the conditions to effectiveness set forth in Section 5 below, the Original Credit Agreement is hereby amended as follows:

(a)The definition of “Collateral” in Section 1.1 of the Original Credit Agreement is hereby amended by adding the following words at the end thereof:

“but excluding any Excluded Property”

(b)Clause (b) of the definition of “Excluded Property” in Section 1.1 of the Original Credit Agreement is hereby amended by adding the following parenthetical after the words “property right” in the first line thereof:

“(including without limitation any jointly owned or jointly developed Intellectual Property rights)”

(c)Clause (c) of the definition of “Excluded Property” in Section 1.1 of the Original Credit Agreement is hereby amended and restated in its entirety as follows:

“(c)prior to the occurrence of a Springing IP Event, Intellectual Property except to the extent that it is necessary under applicable law to have a Lien and security interest in any such Intellectual Property in order to have a perfected Lien and security interest in and to IP Proceeds (provided that, for avoidance of doubt, neither Agent nor any Lender shall have any right to transfer or dispose of any Intellectual Property as a result of this clause (c)), and for the avoidance of any doubt, the Collateral shall include, and Agent shall have a Lien and security interest in, (i) all IP Proceeds, (ii) all payments with respect to IP Proceeds that are received after the commencement of a bankruptcy or insolvency proceeding and (iii) except to the extent excluded by clause (b) above, all license and sublicense agreements to which any Borrower is a party and all rights granted to such Borrower thereunder, including without limitation, the license and sublicense agreements entered into between any Borrower and Emergent in connection with the Emergent Spinoff Transaction; provided, however, that, upon the occurrence of a Springing IP Event and continuing at all times thereafter (whether or not the Springing IP Event continues), Intellectual Property shall no longer constitute “Excluded Property” pursuant to this clause (c) (but may, for the avoidance of doubt, be excluded by other clauses of this definition to the extent applicable) and the Collateral shall immediately include all Intellectual Property of each Borrower (including, for the avoidance of doubt, all IP Proceeds but excluding Intellectual Property excluded by other clauses of this definition) automatically and without notice or any further action by Agent, any Lender or any Credit Party; and”

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(d)The definition of “Excluded Property” in Section 1.1 of the Original Credit Agreement is hereby amended by adding a new clause (d) immediately following clause (c) thereof and prior to the words “provided, however” as follows:

“(d)intent to use trademark applications.”

(e)The following definitions in Section 1.1 of the Original Credit Agreement are hereby amended and restated in their entirety as follows:

““Fee Letter” means each agreement between Agent and Borrower relating to fees payable to Agent, for its own account, in connection with the execution of this Agreement, including, without limitation, any amendments and restatements thereof.”

““Security Document” means this Agreement, the Intellectual Property Security Agreement and any other agreement, document or instrument executed concurrently herewith or at any time hereafter pursuant to which one or more Credit Parties or any other Person either (a) Guarantees payment or performance of all or any portion of the Obligations, and/or (b) provides, as security for all or any portion of the Obligations, a Lien on any of its assets in favor of Agent for its own benefit and the benefit of the Lenders, as any or all of the same may be amended, supplemented, restated or otherwise modified from time to time in accordance with the terms hereof.”

““Term Loan Tranche 2 Activation Date” means the date, if any, on which the Agent receives a Compliance Certificate delivered in accordance with Section 4.1, and such other documentation and information relating to the following conditions as Agent may reasonably request, evidencing to Agent’s reasonable satisfaction that (a) Borrower’s consolidated Net Commercial Product Revenue for the twelve (12) month period immediately preceding such date is greater than or equal to $40,000,000, and (b) Agent has received all documents, instruments and other agreements from Borrower and Borrower has taken such other actions as reasonably requested by Agent to perfect and maintain Agent’s first priority perfected security interest (subject to Permitted Liens), for the ratable benefit of Lenders, in Borrower’s Intellectual Property (other than Excluded Property).”

“Term Loan Tranche 2 Commitment Termination Date” means March 31, 2018.

(f)Section 1.1 of the Original Credit Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order therein:

““First Amendment” means that certain Amendment No. 1 to Credit and Security Agreement, dated as of May 11, 2017, by and among Borrowers, Agent and the Lenders.”

““First Amendment Effective Date” means the first date that all of the conditions in Section 5 of the First Amendment are satisfied.”

““Intellectual Property Security Agreement” means an Intellectual Property Security Agreement in the form attached hereto as Exhibit G, which agreement shall become effective in accordance with the terms of Section 4.16(f).

““Springing IP Event” means that, on any date, (a) the Borrowers have allowed, as of the close of business on any day, the aggregate amount of unrestricted cash and cash equivalents held by the Borrowers in Deposit Accounts or Securities Accounts that are

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subject to a first priority perfected Lien (subject to Permitted Liens) in favor of the Agent to be less than $25,000,000 or (b) a borrowing of the Term Loan Tranche 2 has occurred.”

(g)Clause (b) of Section 4.16 of the Original Credit Agreement is hereby amended and restated in its entirety as follows:

“(b)If Borrower obtains any Registered Intellectual Property (other than copyrights, mask works and related applications, which are addressed below), Borrower shall notify Agent on a quarterly basis and execute such documents and provide such other information (including, without limitation, copies of applications) and take such other actions as Agent shall request in its good faith business judgment to perfect and maintain a first priority perfected security interest (subject to Permitted Liens) in favor of Agent, for the ratable benefit of Lenders, in (x) prior to the occurrence of a Springing IP Event, the IP Proceeds or (y) upon the occurrence of a Springing IP Event, the Registered Intellectual Property (other than Excluded Property and any security interest that is not required to be perfected under the terms of this Agreement).  Upon the occurrence of a Springing IP Event, Borrower shall take such actions as Agent shall request in its good faith business judgment to perfect and maintain a first priority perfected security interest (subject to Permitted Liens) in favor of Agent, for the ratable benefit of Lenders, in the Registered Intellectual Property (other than Excluded Property and any security interest that is not required to be perfected under the terms of this Agreement).”

(h)Section 4.16 of the Original Credit Agreement is hereby amended by adding the following new clauses (f) through (h) thereto:

“(f)On the First Amendment Effective Date, each Borrower will execute and deliver to Agent the Intellectual Property Security Agreement.  The Intellectual Property Security Agreement shall be held in escrow by Agent, and shall not be in force and effect, unless and until the occurrence of the Springing IP Event, at which time (i) the Intellectual Property Security Agreement shall immediately and automatically become effective without any further action or consent by any Borrower and (ii) Agent shall be automatically authorized to file the Intellectual Property Security Agreement (including any updated schedules thereto delivered pursuant to Section 4.16(h)) with the United States Patent and Trademark Office and/or United States Copyright Office, as applicable.

(g)Upon the occurrence of a Springing IP Event and continuing at all times thereafter (whether or not the Springing IP Event continues), then automatically and without notice or any further action by Agent, any Lender or any Borrower (i) Agent shall be authorized to file UCC financing statements, financing statement amendments and security agreements (including any Intellectual Property Security Agreement) necessary or desirable to perfect such security interest in the Intellectual Property (other than Excluded Property and any security interest that is not required to be perfected under the terms of this Agreement), and (ii) each Borrower shall execute such other agreements and take such other actions as Agent may reasonably request to establish, perfect or protect Agent’s security interest in the Intellectual Property (other than Excluded Property and any security interest that is not required to be perfected under the terms of this Agreement).

(h)Borrowers shall promptly (and in any event within three (3) Business Days of the occurrence thereof) provide Agent and each Lender with written notice of the occurrence of a Springing IP Event, which notice shall be accompanied by a certificate from an authorized executive officer from each Borrower (A) acknowledging that the Springing IP Event has occurred, (B) specifying the date on which the Springing IP Event

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occurred, and (C) acknowledging that Agent may exercise any rights it may have under this Agreement or any other Financing Document with respect to the Springing IP Event.  Without limiting the foregoing, Borrowers shall promptly (and in any event within ten (10) days of the occurrence of a Springing IP Event) provide Agent a supplement to the Intellectual Property Security Agreement certifying to and attaching true, correct and complete copies of updated schedules to the Intellectual Property Security Agreement and certifying that all Intellectual Property owned by each Borrower and registered in the United States as of the date of such certification is reflected on such schedules (other than Excluded Property).”

(i)Section 9.2(c) of the Original Credit Agreement is hereby is hereby amended and restated in its entirety as follows:

“(c)Without limiting the generality of Section 3.2, except with respect to any rights of any Borrower as a licensee under any license of Intellectual Property owned by another Person, and except for (x) the filing of financing statements under the UCC, (y) any change of ownership filings applications, authorizations, consents or other actions that may be required with respect to Permits and (z) after the Springing IP Event, the filing of the Intellectual Property Security Agreement, duly completed with scheduled attached, with the United States Patent and Trademark Office and/or the United States Copyright Office (as the case may be), no authorization, approval or other action by, and no notice to or filing with, any Governmental Authority or consent of any other Person is required for (i) the grant by each Borrower to Agent of the security interests and Liens in the Collateral provided for under this Agreement and the other Security Documents (if any), or (ii) the exercise by Agent of its rights and remedies with respect to the Collateral provided for under this Agreement and the other Security Documents or under any applicable Law, including the UCC and neither any such grant of Liens in favor of Agent or exercise of rights by Agent shall violate or cause a default under any agreement between any Borrower and any other Person relating to any such collateral, including any license constituting Collateral to which a Borrower is a party, whether as licensor or licensee, with respect to any Intellectual Property, whether owned by such Borrower or any other Person.”

(j)Section 9.2(g)(ix) of the Original Credit Agreement is hereby amended by replacing the words “the foregoing” in the first line thereof with the words “this Agreement or any other Financing Document”.

(k)Section 9.2(g) of the Original Credit Agreement is hereby amended by adding a new clause (x) at the end thereof as follows:

“(x)  If, after the First Amendment Effective Date, any Borrower desires to enter into a Permitted License and the proposed licensee under such Permitted License requests that Agent enter into a non-disturbance agreement (or similar agreement) in connection with such Permitted License, Agent hereby agrees to negotiate in good faith and on a commercially reasonable basis with such Borrower and such licensee to enter into such a non-disturbance and attornment agreement with respect to the proposed Permitted License and the Intellectual Property that is the subject thereof, which shall provide (among other things) (A) that, notwithstanding any exercise of rights and/or remedies by the Agent under this Agreement after a Springing IP Event in respect of the Intellectual Property that is the subject of such Permitted License, such licensee shall continue to have the rights and licenses set forth in its license agreement to the extent that such licensee is in compliance with the terms thereof; provided that in the case of any bankruptcy or insolvency proceeding with respect to such Borrower the rights of such licensee and the Agent shall

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be determined in accordance with the Bankruptcy Code (or other Laws applicable to such proceeding), (B) an acknowledgement and consent by such licensee of Agent’s security interest in the Collateral (including, to the extent applicable, such Permitted License and the Intellectual Property that is the subject thereof), and (C) that such Permitted License shall attorn to the owner of such Intellectual Property after such exercise of rights and remedies.”

(l)Schedule 6.2 of the Original Credit Agreement is hereby replaced in its entirety by a new Schedule 6.2 attached hereto as Exhibit A.

(m)The Original Credit Agreement is hereby amended by adding the attached Exhibit G as Exhibit G thereto, in appropriate alphabetical order therein.

4.Representations and Warranties; Reaffirmation of Security Interest. Each Borrower hereby confirms that each of the representations and warranties set forth in the Credit Agreement is true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) with respect to such Borrower as of the date hereof except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty shall be true and correct in all material respects as of such earlier date (without duplication of any materiality qualifier in the text of such representation or warranty).  Each Borrower confirms and agrees that all security interests and Liens granted to Agent continue in full force and effect, and that all Collateral remains free and clear of any Liens, other than those granted to Agent and Permitted Liens.  Nothing herein is intended to impair or limit the validity, priority or extent of Agent’s security interests in and Liens on the Collateral. Each Borrower acknowledges and agrees that the Credit Agreement, the other Financing Documents and this Agreement constitute the legal, valid and binding obligation of such Borrower, and are enforceable against such Borrower in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws relating to the enforcement of creditors’ rights generally and by general equitable principles.

5.Conditions to Effectiveness.  This Agreement shall become effective as of the date on which each of the following conditions has been satisfied (or waived in writing by the Agent and the Required Lenders), as determined by Agent in its sole discretion:

(a)Borrowers, Agent and Required Lenders shall have delivered to Agent this Agreement, executed by an authorized officer of each such Person;

(b)Borrowers shall have delivered to Agent a duly executed copy of the Amended and Restated Fee Letter, in form and substance reasonably satisfactory to Agent;

(c)Borrowers shall have delivered to Agent a duly executed Intellectual Property Security Agreement to be held in escrow, in form and substance reasonably satisfactory to Agent;

(d)Agent shall have filed UCC-3 amendment statements necessary to reflect the amendments set forth in this Agreement;

(e)Agent shall have received (i) reasonably satisfactory diligence of the Borrowers’ Intellectual Property, including without limitation customary intellectual property searches and (ii) lien searches and other searches as Agent determines necessary and as otherwise permitted by Section 7.3 of the Credit Agreement;

(f)all representations and warranties of Borrowers contained herein shall be true and correct in all material respects (without duplication of any materiality qualifier in the text of such

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representation or warranty) as of the date hereof except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty shall be true and correct in all material respects as of such earlier date (without duplication of any materiality qualifier in the text of such representation or warranty) (and such parties’ delivery of their respective signatures hereto shall be deemed to be its certification thereof); and

(g)prior to and after giving effect to the agreements set forth herein, no Default or Event of Default (other than the Specified Event of Default) shall exist under any of the Financing Documents.

6.Release.  In consideration of the agreements of Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower, voluntarily, knowingly, unconditionally and irrevocably, with specific and express intent, for and on behalf of itself and all of its respective parents, subsidiaries, affiliates, members, managers, predecessors, successors, and assigns, and each of their respective current and former directors, officers, shareholders, agents, and employees, and each of their respective predecessors, successors, heirs, and assigns (individually and collectively, the “Releasing Parties”) does hereby fully and completely release, acquit and forever discharge each of Agent, Lenders, and each their respective parents, subsidiaries, affiliates, members, managers, shareholders, directors, officers and employees, and each of their respective predecessors, successors, heirs, and assigns (individually and collectively, the “Released Parties”), of and from any and all actions, causes of action, suits, debts, disputes, damages, claims, obligations, liabilities, costs, expenses and demands of any kind whatsoever, at law or in equity, whether matured or unmatured, liquidated or unliquidated, vested or contingent, choate or inchoate, known or unknown that the Releasing Parties (or any of them) has against the Released Parties or any of them (whether directly or indirectly), based in whole or in part on facts, whether or not now known, existing on or before the date hereof (and not, for the avoidance of doubt, arising at any time hereafter).  Each Borrower acknowledges that the foregoing release is a material inducement to Agent’s and each Lender’s decision to enter into this Agreement and agree to the modifications contemplated hereunder, and has been relied upon by Agent and Lenders in connection therewith.

7.No Waiver or Novation.  The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided in this Agreement, operate as a waiver of any right, power or remedy of Agent, nor constitute a waiver of any provision of the Credit Agreement, the Financing Documents or any other documents, instruments and agreements executed or delivered in connection with any of the foregoing.  Nothing herein is intended or shall be construed as a waiver of any existing Defaults or Events of Default under the Credit Agreement or the other Financing Documents (other than as expressly set forth in Section 2 hereof with respect to the Specified Event of Default) or any of Agent’s rights and remedies in respect of such Defaults or Events of Default (other than as expressly set forth in Section 2 hereof with respect to the Specified Event of Default).  This Agreement (together with any other document executed in connection herewith) is not intended to be, nor shall it be construed as, a novation of the Credit Agreement.

8.Affirmation.  Except as specifically amended pursuant to the terms hereof, each Borrower hereby acknowledges and agrees that the Credit Agreement and all other Financing Documents (and all covenants, terms, conditions and agreements therein) shall remain in full force and effect, and are hereby ratified and confirmed in all respects by such Borrower.  Each Borrower covenants and agrees to comply with all of the terms, covenants and conditions of the Credit Agreement and the Financing Documents, notwithstanding any prior course of conduct, waivers, releases or other actions or inactions on Agent’s or any Lender’s part which might otherwise constitute or be construed as a waiver of or amendment to such terms, covenants and conditions.

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9.Miscellaneous.

(a)Reference to the Effect on the Credit Agreement. Upon the effectiveness of this Agreement, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of similar import shall mean and be a reference to the Credit Agreement, as amended by this Agreement.

(b)Incorporation of Credit Agreement Provisions.  The provisions contained in Section 11.6 (Indemnification) of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety.

(c)THIS AGREEMENT AND ALL DISPUTES AND OTHER MATTERS RELATING HERETO OR ARISING THEREFROM (WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE), SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

(d)EACH BORROWER HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED IN THE STATE OF NEW YORK IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN, AND IRREVOCABLY AGREES THAT, SUBJECT TO AGENT’S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE LITIGATED IN SUCH COURTS.  EACH BORROWER EXPRESSLY SUBMITS AND CONSENTS TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS. EACH BORROWER HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON SUCH BORROWER BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO SUCH BORROWER AT THE ADDRESS SET FORTH IN THIS AGREEMENT AND SERVICE SO MADE SHALL BE COMPLETE TEN (10) DAYS AFTER THE SAME HAS BEEN POSTED.

(e)EACH BORROWER, AGENT AND THE LENDERS HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.  EACH BORROWER, AGENT AND EACH LENDER ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS.  EACH BORROWER, AGENT AND EACH LENDER WARRANTS AND REPRESENTS THAT IT HAS HAD THE OPPORTUNITY OF REVIEWING THIS JURY WAIVER WITH LEGAL COUNSEL, AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS.

(f)Headings.  Section headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

(g)Counterparts.  This Agreement may be signed in any number of counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same instrument.  Delivery of an executed counterpart of this Agreement by facsimile or by electronic mail delivery of an electronic version (e.g., .pdf or .tif file) of an executed signature page shall be effective as delivery of an original executed counterpart hereof and shall bind the parties hereto.

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(h)Entire Agreement.This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

(i)Severability.  In case any provision of or obligation under this Agreement shall be invalid, illegal or unenforceable in any applicable jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

(j)Successors/Assigns.  This Agreement shall bind, and the rights hereunder shall inure to, the respective successors and assigns of the parties hereto, subject to the provisions of the Credit Agreement and the other Financing Documents.

[SIGNATURES APPEAR ON FOLLOWING PAGES]

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IN WITNESS WHEREOF, intending to be legally bound, the undersigned have executed this Agreement as of the day and year first hereinabove set forth.

AGENT:	MIDCAP FINANCIAL TRUST,
as Agent

By: Apollo Capital Management, L.P.,
its investment manager

By: Apollo Capital Management GP, LLC,
its general partner

By: /s/ Maurice Amsellem
Name: Maurice Amsellem
Title: Authorized Signatory

LENDER:	MIDCAP FINANCIAL TRUST,
as a Lender

By: Apollo Capital Management, L.P.,
its investment manager

By: Apollo Capital Management GP, LLC,
its general partner

By: /s/ Maurice Amsellem
Name: Maurice Amsellem
Title: Authorized Signatory

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LENDER:	APOLLO INVESTMENT CORPORATION

By: Apollo Investment Management, L.P., as Advisor
By: ACC Management, LLC, as its General Partner

By: /s/ Tanner Powell
Name: Tanner Powell
Title: Authorized Signatory

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LENDER:	FLEXPOINT MCLS HOLDINGS LLC

	By:	/s/ Daniel Edelman
	Name:	Daniel Edelman
	Title:	Authorized Signatory

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LENDER:	ELM 2016-1 TRUST

By: MidCap Financial Services Capital Management, LLC, as Servicer

	By:	/s/ Adam Day
	Name:	Adam Day
	Title:	Authorized Signatory

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BORROWERS:	APTEVO THERAPEUTICS INC.

	By:	/s/ Jeffrey G. Lamothe
	Name:	Jeffrey G. Lamothe
	Title:	Chief Financial Officer

APTEVO BIOTHERAPEUTICS LLC

By:	/s/ Jeffrey G. Lamothe
Name:	Jeffrey G. Lamothe
Title:	Chief Financial Officer

APTEVO RESEARCH AND DEVELOPMENT LLC

By:	/s/ Jeffrey G. Lamothe
Name:	Jeffrey G. Lamothe
Title:	Chief Financial Officer

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Exhibit A

Schedule 6.2 – Minimum Net Commercial Product Revenue Schedule

Defined Period Ending	Minimum Net Commercial Product Revenue Amount
30-Sep-16	$34,847,470
31-Dec-16	$35,000,000
31-Mar-17	$34,000,000
30-Jun-17	$33,250,000
30-Sep-17	$34,000,000
31-Dec-17	$36,500,000
31-Mar-18	$38,000,000
30-Jun-18	$39,000,000
30-Sep-18	$40,000,000
31-Dec-18	$41,000,000
31-Mar-19	$42,000,000
30-Jun-19	$43,000,000
30-Sep-19	$44,000,000
31-Dec-19	$45,000,000
31-Mar-20	$45,500,000
30-Jun-20	$46,000,000
30-Sep-20	$46,500,000
31-Dec-20 and the last day of each calendar quarter occurring thereafter	$47,000,000

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Exhibit G to Credit Agreement (Form of Intellectual Property Security Agreement)

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